                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2003


                             SBS TECHNOLOGIES, INC.

                                   ----------





       New Mexico                          1-10981                            85-0359415
------------------------            ---------------------              -----------------------
(State of Incorporation)            (Commission File No.)              (IRS Employer I.D. No.)



      2400 Louisiana Blvd, NE  AFC Bldg 5-600  Albuquerque, New Mexico  87110
--------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip code)




       Registrant's telephone number, including area code: (505) 875-0600
                                                           --------------

ITEM 5.  OTHER EVENTS


On June 30, 2003, SBS Technologies, Inc. (Nasdaq: SBSE) issued a press release, attached as an exhibit to this filing, announcing the completion of the acquisition of Avvida Systems, Inc., a privately held company located in Waterloo, Ontario, Canada.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                  SBS TECHNOLOGIES, INC.




Date:  June 30, 2003                         By: /s/ JAMES E. DIXON, JR.
                                                ------------------------
                                             James E. Dixon, Jr.
                                             Executive Vice President
                                             Chief Financial Officer &
                                             Treasurer

                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit Number                        Description                           Method of Filing
--------------             -----------------------------------         --------------------------
99.1                       SBS Technologies Completes                  Filed herewith electronically
                           Acquisition of Avvida Systems
